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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                August 17, 2001
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               Date of Report (Date of earliest event reported)

                            TranSwitch Corporation
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            (Exact name of Registrant as specified in its charter)

                                   Delaware
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        (State or other jurisdiction of incorporation or organization)

         0-25996                                        06-1236189
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(Commission File Number)                    (IRS Employer Identification Number)

                            Three Enterprise Drive
                          Shelton, Connecticut 06484
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                   (Address of principal executive offices)

                                (203) 929-8810
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              Registrant's telephone number, including area code
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ITEM 5.   Other Events.
          ------------

          On August 17, 2001, TranSwitch Corporation issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.
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               Exhibit 99.1, TranSwitch Corporation Press Release dated
               August 17, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION
                                    (Registrant)


August 24, 2001                     By /s/ Peter Tallian
                                      ----------------------
                                      Peter Tallian
                                      Senior Vice President and Chief
                                      Financial Officer and Treasurer
                                      (Principal Financial Officer and
                                      Principal Accounting Officer)

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                                 Exhibit Index
                                 -------------

Exhibit No.        Description
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99.1               TranSwitch Corporation Press Release dated August 17, 2001.

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